                                                                    EXHIBIT 99.4

December 19, 2005

Harry S. Palmin
President and CEO
Novelos Therapeutics, Inc.
One Gateway Center, Ste 504
Newton, MA 02458

Dear Harry:

1.    This letter agreement (the "Agreement") confirms our understanding that
      Novelos Therapeutics, Inc. ("Company") has engaged Oppenheimer & Co. Inc.
      ("Oppenheimer") to act as lead placement agent to the Company for a period of 60 days, commencing as of the date of your acceptance of this letter, for the sale by the Company of shares of common stock (the "Shares") of the Company, and warrants ("Warrants") to purchase shares of common stock of the Company (the "Warrant Shares"; the sale of the Shares and Warrants are collectively referred to as the "Proposed Financing"). The Company may instruct Oppenheimer to share up to 40% of the economics with one investment bank in connection with the Proposed Financing. In connection with the closing of the Proposed Financing, the Company agrees that it will file a registration statement registering the resale of the Shares and Warrant Shares within 30 days of the final closing of the Proposed
      Financing, use its best efforts to make such registration statement effective within 120 calendar days from the date of the final closing of the Proposed Financing and keep such registration statement effective for a period of two years; provided, however, that if the final closing of the
      Proposed Financing does not occur on or before January 15, 2006, the
      Company will not be obligated to file a registration statement registering the resale of the Shares and Warrant Shares until five (5) business days after it files its 10-KSB for the year ended December 31, 2005 with the
      SEC (but no later than March 31, 2006).

      The Proposed Financing will be made pursuant to the exemptions afforded by
      Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and
      Regulation D promulgated thereunder and applicable state securities laws.
      Our undertaking herein shall be subject to, among other things, the terms and conditions set forth in this Agreement, our due diligence investigation of the Company, the continuance of the Company without material adverse change, the absence of unfavorable market conditions in general, approval of our commitment committee and our continued
      satisfaction with the results of our ongoing review of the Company's business and affairs. It is understood that execution of this Agreement does not assure the successful completion of the Proposed Financing.

2.    Our services to the Company will include: (i) assistance in the preparation of the Company's Offering Materials described below; (ii)
      assistance in structuring the Proposed Financing and its terms; (iii)
      identifying and contacting selected qualified accredited investors to purchase the securities being offered in the Proposed Financing (the
      "Purchasers") and furnishing them, on behalf of the Company, with copies of the Offering Materials; and (iv) negotiating, under your guidance, the financial aspects of the Proposed Financing.

3.    As compensation for the services to be provided by Oppenheimer hereunder, the Company agrees to pay to Oppenheimer a cash fee equal to 7.0% of the gross proceeds of the Proposed Financing payable to Oppenheimer at the closing of the Proposed Financing. In addition, Oppenheimer shall receive at the closing of the Proposed Financing a five year non-callable warrant to purchase shares of the Company's Common Stock equal to 6.0% of the number of Shares sold in the Proposed

      Financing. If the Proposed Financing is consummated by means of more than one closing, Oppenheimer shall be entitled to the fees and warrants provided herein with respect to each such closing.

      In addition and regardless of whether the Proposed Financing is consummated, upon request by Oppenheimer from time to time, the Company shall reimburse Oppenheimer for all documented out-of-pocket expenses incurred by Oppenheimer in connection with the Proposed Financing, including reasonable fees and expenses of its counsel, which will be limited to $20,000, without prior written consent by the Company.

4.    The Company acknowledges and agrees that Oppenheimer has been retained solely to provide the advice and services set forth in this Agreement.
      Oppenheimer shall act as an independent contractor, and any duties of
      Oppenheimer arising out of its engagement hereunder shall be owed solely to the Company. As Oppenheimer will be acting on your behalf in such capacity, it is our firm practice to be indemnified in connection with engagements of this type and the Company agrees to the indemnification agreement attached hereto as Exhibit A.

5.    The Company has not taken, and will not take, any action, directly or indirectly, so as to cause the Proposed Financing to fail to be entitled to exemption under Section 4(2) of the Act or any other applicable securities laws. Any filings under federal or state securities laws shall be prepared by the Company's outside counsel.

6.    Oppenheimer will assist the Company in preparing and providing its publicly filed documents or other reasonably requested materials to the
      Purchasers ("Offering Materials") relating to the Proposed Financing. The
      Company authorizes Oppenheimer to transmit the Offering Materials to prospective Purchasers of the Proposed Financing, as may be identified to the Company, and represents and warrants that the information that it provides to be included in the Offering Materials, at all times through the closing, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company shall not transmit the Offering Materials to prospective Purchasers without first advising
      Oppenheimer. The Proposed Financing shall be made pursuant to the terms of a purchase agreement or subscription agreement (each a "Purchase
      Agreement") in form satisfactory to Oppenheimer and the Company shall establish an escrow account (the "Escrow Account") with a suitable financial institution agreeable to the Company and Oppenheimer (the
      "Escrow Agent"), and shall enter into an Escrow Agreement (the "Escrow
      Agreement") with the Escrow Agent. Upon the closing of the Proposed
      Financing (or each such closing if there shall be more than one), the
      Escrow Agent shall deliver to the Company, by wire transfer of immediately available funds, the funds deposited in the Escrow Account in payment for the Securities, less (x) the amounts payable to the Escrow Agent pursuant to the terms of the Escrow Agreement, and (y) the amounts payable to
      Oppenheimer pursuant to Section 3 hereof. The receipt by Oppenheimer of the amounts to which it is entitled pursuant to Section 3 shall be a condition to any closing of the Proposed Financing. The Company will also cause to be furnished to Oppenheimer at the Closing, copies of such other agreements, opinions, certificates and other documents delivered at the
      Closing as Oppenheimer may reasonably request including, without limitation, an opinion of Company counsel to the effect that the placement of the Securities was exempt from registration under the Act.

7.    The Company represents and warrants that: (i) the representations and warranties contained in each Purchase Agreement will be true and correct in all respects on the date such Purchase Agreement is

                                        2

      entered into and as of the closing date of the sale of the Shares to which such Purchase Agreement relates, and (ii) Oppenheimer shall be entitled to rely on such representations and warranties (and on the representations and warranties contained in any of the other Offering Materials) as if they were made directly to Oppenheimer. Oppenheimer shall also be entitled to rely upon any opinions of counsel delivered to any purchaser in the
      Proposed Financing, including, without limitation, any opinions relating to the registration statement. The Company will also cause to be furnished to Oppenheimer at the closing, copies of such other agreements, opinions, certificates and other documents delivered at the closing as Oppenheimer may reasonably request including, without limitation, an opinion of
      Company counsel to the effect that the Proposed Financing was exempt from registration under the Act.

8.    Oppenheimer represents and warrants that: (i) it is duly registered as a broker-dealer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and is a member in good standing of the NASD, (ii) during the course of the Proposed
      Financing, it will not make any untrue statement of a material fact, or omit to state a material fact required to be stated by it or necessary to make any statement made by it not misleading, concerning the Proposed
      Financing or any matters set forth in or contemplated by the Offering
      Materials (it being understood that the statements made in the Offering
      Materials are deemed to be made by the Company and not by Oppenheimer),
      (iii) Oppenheimer will not offer, offer to sell or sell any Shares or
      Warrants on the basis of any written communications or documents relating to the Company or its business other than the Offering Materials, (iv)
      Oppenheimer will not engage in any form of general solicitation or general advertising which is prohibited by Regulation D in connection with the
      Proposed Financing, (v) Oppenheimer will not offer to sell or sell the
      Shares or Warrants to any investor unless Oppenheimer believes and has reason to believe, based on such investigation believed. by it to be appropriate, that such investor is an "accredited investor" as defined in
      Regulation D, Rules 501, of the Act, and (vi) Oppenheimer will cooperate fully with the Company and its counsel with respect to compliance with all applicable federal, state and foreign securities and "blue sky" laws applicable to the Proposed Financing.

9.    The Company will make available to Oppenheimer all financial and other information concerning the Company's business and operations and the
      Proposed Financing, which Oppenheimer reasonably requests and will provide access to the Company's officers, directors, employees, independent accountants and legal counsel. Oppenheimer shall be entitled to rely without investigation upon all information that is available from public sources as well as all other information supplied to it by or on behalf of the Company or the Company's other advisors and shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same or to conduct any appraisal of assets.

10.   Oppenheimer agrees to treat all information provided to it by the Company in connection with the Proposed Financing as confidential; provided, however, that such obligation of confidentiality: (i) shall not apply to any information that is already or becomes public through no breach of this provision or that becomes available to Oppenheimer on a non-confidential basis from a third party that does not violate any obligation to the Company in making such disclosure; and (ii) shall not prohibit Oppenheimer from providing the Offering Materials to prospective investors approved by the Company.

11.   Oppenheimer shall not be prevented from engaging in future transactions involving companies in a similar industry to the Company provided that no
      Confidential Information is used in connection

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      with such engagement.

12.   Any written advice provided by Oppenheimer pursuant to this Agreement will be solely for the information and assistance of the Company in connection with the Proposed Financing and may not be quoted, nor will any such advice or the name of Oppenheimer be referred to in any report, document, release or other communication, whether written (including, without limitation, the Offering Materials) or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance,
      Oppenheimer 's prior written consent.

13.   The Company grants Oppenheimer the right of first refusal for a period of nine 9 months from the date of the final closing of the Proposed Financing to act as co-manager for a single offering of the Company (with
      Oppenheimer participating in a minimum of 25% of the economics provided to bankers in such transaction). The Company shall give Oppenheimer prior written notice of such offering and Oppenheimer shall have the right, within 20 business days of receiving such notice, to agree to provide or arrange for such financing or services. If Oppenheimer declines to provide or arrange for such financing or services within such 20 day period, the
      Company may engage another investment banker. If Oppenheimer provides any such additional services, the Company and Oppenheimer will enter into a separate agreement to be mutually agreed upon, including provision of additional fees.

14.   This Agreement may be terminated by either the Company or Oppenheimer at any time upon written notice. Upon the expiration or termination of this
      Agreement, Oppenheimer will be entitled to prompt reimbursement of all its outstanding out-of-pocket expenses and fees as described above. If at any time prior to nine(9) months after the termination or expiration of this
      Agreement, the Company consummates a private financing transaction, including the Proposed Financing, with any party contacted regarding the
      Proposed Financing during the term of our engagement other than existing stockholders of the Company as set forth on Schedule A attached hereto,
      Oppenheimer will be entitled to payment in full of the compensation described in the third paragraph of this Agreement. Promptly following any termination or expiration of this Agreement, Oppenheimer will provide the
      Company with written notice of the parties contacted by Oppenheimer regarding the Proposed Financing during the term of our engagement. The indemnity provisions contained in Exhibit A will also remain operative and in full force and effect regardless of any expiration or termination of this Agreement.

15.   This Agreement shall not give rise to any express or implied commitment by
      Oppenheimer to purchase or place any securities of the Company.

16.   The indemnification obligations of the parties are set forth on Exhibit A attached hereto.

17.   This Agreement and Exhibit A incorporates the entire understanding of the parties and supersedes all previous agreements relating to the subject matter hereof. The benefits of this Agreement shall inure to the parties hereto, their respective successors and assigns and the obligations and liabilities assumed in this Agreement shall be binding upon the parties hereto and their respective successors and assigns. Notwithstanding anything contained herein to the contrary, none of the parties hereto shall assign any of its obligations hereunder without the prior written consent of each of the other parties hereto.

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18.   All notices provided hereunder shall be given in writing and either delivered personally or by overnight courier service or sent by certified mail, return receipt requested, if to Oppenheimer, to Oppenheimer & Co.
      Inc., 125 Broad Street, 16th Floor, New York, New York 10004, Attention:
      Stuart Barich, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and
      Popeo P.C., 666 Third Avenue, New York, New York 10017, Attention: Ivan K.
      Blumenthal, Esq. and if to the Company, to Novelos Therapeutics, Inc., One
      Gateway Center, Ste 504, Newton, MA 02458, Attention: Harry S. Palmin,
      with a copy to Foley Hoag LLP, 155 Seaport Boulevard, Boston, MA 02210,
      Attention: Paul Bork, Esq. Any notice delivered personally shall be deemed given upon receipt; any notice given by overnight courier shall be deemed given on the next business day after delivery to the overnight courier;
      and any notice given by certified mail shall be deemed given upon the second business day after certification thereof.

19.   The failure or neglect of either of the parties hereto to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or its waiver of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition by such party, but the same shall continue in full force and effect. Any waiver must be in writing.

20.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein, without regard to conflicts of law principles.
      Each of the parties irrevocably submits to the exclusive jurisdiction of any court of the City of New York, State of New York or the United States
      District Court located in the City of New York, State of New York for the purpose of any suit, action or other proceeding arising out of this
      Agreement, or any of the agreements or transactions contemplated hereby, and agrees that service of process in connection with any such suit, action or proceeding may be made in accordance with Section 18 hereof. The parties hereby expressly waive all rights to trial by jury in any suit, action or proceeding arising under this Agreement.

21.   This Agreement may not be modified or amended except in a writing duly executed by the parties hereto.

22.   At any time after the consummation or other public announcement of the
      Proposed Financing, Oppenheimer may place an announcement in such newspapers and publications as it may choose, stating that Oppenheimer has acted as exclusive financial advisor and/or placement agent in connection with the Proposed Financing.

23.   For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which taken together shall constitute one and the same agreement. Facsimile signatures shall be deemed to be original signatures for all purposes.

                                    * * * * *

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24.   After reviewing this Agreement, please confirm that the foregoing is in accordance with your understanding by signing and returning the duplicate of this letter attached hereto, whereupon it shall be our binding
      Agreement.

                                 Very truly yours,

                                 OPPENHEIMER & CO. INC.

                                 By: /s/ Stuart Barich
                                     -----------------------------
                                     Stuart Barich
                                     Managing Director

Accepted and agreed to
this 19th day of December, 2005.

NOVELOS THERAPEUTICS, INC.

By: /s/ Harry S. Palmin
    -----------------------------
    Harry S. Palmin
    President and CEO

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EXHIBIT A

                                          December 19, 2005

Oppenheimer & Co. Inc.
125 Broad Street
New York, New York  10004

Attention:  Stuart Barich
            Managing Director

Dear Mr. Barich:

      In connection with our engagement of Oppenheimer & Co. Inc.
("Oppenheimer") as our placement agent, we hereby agree to indemnify and hold harmless Oppenheimer and its affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing
(collectively the "Indemnified Persons"), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a "Claim"), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii)
any actions taken or omitted to be taken by any Indemnified Person in connection with our engagement of Oppenheimer, or (B) otherwise relate to or arise out of
Oppenheimer's activities on our behalf under Oppenheimer's engagement, unless such statement or omission was made in reliance upon and in conformity with (i)
written information furnished to the Company with respect to Oppenheimer by or on behalf of Oppenheimer expressly for use in the Offering Materials or any amendment or supplement thereto or (ii) any other document or communication executed by or on behalf of Oppenheimer or based upon written information furnished by or on behalf of Oppenheimer filed in any jurisdiction in order to qualify the Proposed Financing under the securities laws thereof, with respect to Oppenheimer. We shall reimburse any Indemnified Person is a party. We will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification hereunder. We further agree that no
Indemnified Person shall have any liability to us for or in connection with our engagement of Oppenheimer except for any Claim incurred by us as a result of any
Indemnified Person's gross negligence or willful misconduct.

      We further agree that we will not, without the prior written consent of
Oppenheimer, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

      Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, unless and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect or are requested by such
Indemnified Person, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to us, that having common counsel would present such counsel with a conflict of interest which is not waivable or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel reasonably acceptable to us to represent or defend it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In any Claim in which we assume the defense, the Indemnified
Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

      We agree that if any indemnity sought by an Indemnified Person hereunder is unavailable for any reason then (whether or not Oppenheimer is the
Indemnified Person), we and Oppenheimer shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and Oppenheimer on the other, in connection with Oppenheimer's engagement referred to above, subject to the limitation that in no event shall the amount of Oppenheimer's contribution to such Claim exceed the amount of fees actually received by Oppenheimer from us pursuant to Oppenheimer's engagement. We hereby agree that the relative benefits to us, on the one hand, and Oppenheimer on the other, with respect to
Oppenheimer's engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us or our stockholders as the case may be, pursuant to the transaction (whether or not consummated) for which you are engaged to render services bears to (b) the fee paid or proposed to be paid to Oppenheimer in connection with such engagement.

      Our indemnity, reimbursement and contribution obligations under this
Agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity.

      The validity and interpretation of this agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). Each of Oppenheimer and the Company hereby irrevocably submits to the jurisdiction of any court of the State of New York, County of New
York or the United States District Court for the Southern District of New York
for the purpose of any suit, action or other proceeding arising out of this agreement or the transactions contemplated hereby, which is brought by or against Oppenheimer or the Company and in connection therewith, each of
Oppenheimer and the Company (i) hereby irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court, (ii) to the extent that it has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, it hereby waives, to the fullest extent permitted by law, such immunity and (iii) agrees not to commence any action, suit or proceeding relating to this agreement other than in any such court. Each of Oppenheimer and the Company hereby waives and agrees not to assert in any such action, suit or proceeding, to the fullest extent permitted by applicable law, any claim that
(a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its property of (c) any suit, action or proceeding is brought in an inconvenient forum.

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      The provisions of this Agreement shall remain in full force and effect following the completion or termination of Oppenheimer's engagement.

                                 Very truly yours,

                                 NOVELOS THERAPEUTICS, INC.

                                 By: /s/ Harry S. Palmin
                                     --------------------------
                                     Harry S. Palmin
                                     President and CEO

Confirmed and agreed to:

OPPENHEIMER & CO. INC.

By: /s/ Stuart Barich
    --------------------------
    Stuart Barich
    Managing Director

Date: December 19, 2005
      ------------------------

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